UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix, AZ	85004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (the “Company”) held its 2019 annual meeting of stockholders on June 12, 2019, in Wilmington, Delaware (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s stockholders: (1) elected each of the five director nominees listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders and until his or her successor is duly elected; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019; and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers.

Of the 1,450,626,551 shares of the Company’s common stock outstanding as of the April 15, 2019, record date, 1,242,363,323 shares were represented in person or by proxy at the 2019 Annual Meeting. The inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of five director nominees.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard C. Adkerson	932,895,554	62,280,335	4,611,476	242,575,957
Gerald J. Ford	760,332,989	234,752,878	4,701,498	242,575,957
Lydia H. Kennard	931,630,020	63,488,610	4,668,736	242,575,957
Dustan E. McCoy	771,675,314	223,398,662	4,713,389	242,575,957
Frances Fragos Townsend	938,405,434	56,507,489	4,874,443	242,575,957

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,222,347,442	14,786,002	5,229,879	N/A

Proposal No. 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
905,392,677	88,690,587	5,704,100	242,575,957

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Kathleen L. Quirk
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Kathleen L. Quirk
Executive Vice President and
Chief Financial Officer (authorized signatory and
Principal Financial Officer)

Date: June 13, 2019